Exhibit 10.17

Addendum to Service Agreement

This addendum to the service agreement dated 21 August 2017 (the “Addendum”) is entered into between:

IO Biotech ApS

[***]

(the “Company”)

and

Eva Ehrnrooth

(the “CMO”)

1	Remuneration

1.1	Effective from 1 April 2021, the monthly gross salary is DKK 187,500 payable monthly in arrears on the last working day of each month at the latest.

2	Pension scheme

2.1

The CMO will be part of the Company’s general pension scheme in force from time to time. In addition to the gross salary, the Company pays a pension contribution corresponding to 10% of the CMO’s gross salary, cf. clause 1.1. The CMO’s minimum pension contribution constitutes 3% of the CMO’s gross salary, cf. clause 1.1

3	Other terms of employment

3.1	All other terms and conditions of the employment remain unchanged.

3.2	The CMO is to enclose this addendum to the service agreement. Addenda to the service agreement from an integral part of the service agreement.

Date:	Date:

For and on behalf of the Company:

/s/ Mai-Britt Zocca	/s/ Eva Ehrnrooth
Mai-Britt Zocca, CEO	Eva Ehrnrooth